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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 19, 1999


                        COMPLETE BUSINESS SOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         0-22141                                      38-2606945
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (248) 488-2088
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS

On August 24, 1999 Complete Business Solutions, Inc. ("CBSI") issued a press release announcing that its Board of Directors had approved a plan to repurchase up to 2,000,000 shares of its Common Stock over the next 24 months from time to time in open market or privately negotiated transactions. The entirety of the press release is attached to this report as an exhibit.

Exhibit No.                Description
-----------                -----------

99.1                       Press Release Dated August 24, 1999

ITEM 6.  RESIGNATIONS OF THE REGISTRANT'S DIRECTORS

On August 19, 1999, CBSI accepted the resignation of Charles W. Costello from CBSI's Board of Directors. Mr. Costello's resignation letter furnished to CBSI did not request any description of any disagreement with CBSI's operations, policies or practices be disclosed in this Form 8-K.

On August 25, 1999, CBSI's Board of Directors accepted the resignation of Jerry
L. Stone from CBSI's Board of Directors. Mr. Stone's resignation letter furnished to CBSI did not request any description of any disagreement with CBSI's operations, policies or practices be disclosed in this Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Complete Business Solutions, Inc.


Dated: August 26, 1999

                                            By: /s/ Thomas E. Sizemore
                                               ---------------------------------
                                                Thomas E. Sizemore
                                                General Counsel






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                                 Exhibit Index
                                 -------------

Exhibit No.                 Description
-----------                 -----------

   99.1                     Press Release Dated August 24, 1999